                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   JULY 1997
                            PAYMENT August 15, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                              CUSIP# 393534AB8
                                              Trust Account #33-31958-0
                                              Distribution Date: August 15, 1997



Securitized Net Interest Margin                                       Per $1,000
-------------------------------
Certificates                                                            Original
------------                                                          ----------


1.   Amount Available                           944,252.48

Interest

2.   Aggregate Interest                         236,451.82            2.55900238

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest           236,451.82

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                               707,800.66            7.66018030

7.   Remaining outstanding principal
     balance                                 35,437,700.54           383.5248976
     Pool Factor                                 .38352490

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date           55,910,813.14**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                          2,148,844.44

10.  Weighted average CPR                           14.51%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   JULY 1997
                            PAYMENT August 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                          CUSIP# 393534AB8
                                          Trust Account #33-31958-0
                                          Distribution Date: August 15, 1997



11. Weighted average CDR                                     3.42%

12. Annualized net loss percentage                           1.82%

13. Delinquency            30-59 day                         1.17%
                           60-89 day                         0.32%
                           90+ day                           0.53%
                           Total 30+                         2.02%



First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
JULY 1997
PAYMENT August 15, 1997

                                               Fee Assets
                               ----------------------------------------

                                Guarantee        Inside     Fee Asset
                                   Fees           Refi        Total
                               ------------    ----------  ------------

GTFC 1994-1                     365,201.60      33,594.55    398,796.15
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                               ------------    ----------  ------------
                                365,201.60      33,594.55    398,796.15

Total amount of Guarantee Fees and Inside                    398,796.15
Refinance Payments

Subordinated Servicing Fees                                  368,079.38

Payment on Finance 1 Note                                    766,875.53

Allocable to Interest (current)                               72,473.33

Allocable to accrued but unpaid Interest                            .00

Accrued and unpaid Trustee Fees                                     .00

Allocable to Principal                                       694,401.80

Finance 1 Note Principal Balance                          10,384,385.57

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   JULY 1997
                            PAYMENT August 15, 1997


                                               Inside
                                 Residual       Refi         Total
                               ------------  ----------  ------------
GTFC 1994-1                           .00           .00          .00
GTFC 1994-2                           .00     37,825.57    37,825.57
GTFC 1994-3                           .00     24,467.02    24,467.02
GTFC 1994-4                     63,537.65     51,546.71   115,084.36
                               ------------  ----------  ------------
                                63,537.65    113,839.30   177,376.95

Total Residual and Inside
Refinance Payments                                        177,376.95